Copyright ©2011 Targacept, Inc. – All rights reserved
ICOSR, April 2011
The Alpha7 Nicotinic Receptor Agonist TC-5619
had Beneficial Effects with Favorable
Tolerability in a Phase 2 Trial in Cognitive
Dysfunction in Schizophrenia
G Dunbar,  D Hosford,  JA Lieberman,  A Segreti
Exhibit 99.1

Copyright © 2011 Targacept, Inc. – All rights reserved
This presentation includes “forward-looking statements” made under the provisions of the Private Securities Litigation Reform
Act of 1995.  Forward-looking statements include statements that are not purely historical in nature regarding, without limitation: any future development of TC-5619, including the indication(s) for which TC-5619 may be developed; the commercial opportunity in any particular indication; the benefits that may be derived from TC-5619; the competitive position of
TC-5619; the timing for a decision by AstraZeneca as to whether to license TC-5619; or Targacept's plans, expectations, objectives, prospects or future operations, financial position, revenues, costs or expenses. The words “may,” “will,” “could,”
“would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “forecast,” “potential,”
“continue,” “ongoing,” “scheduled” and similar expressions are intended to identify forward-looking statements.  Actual results, performance or experience may differ materially from those expressed or implied by any forward-looking statement as a result of various important factors, including, without limitation, risks and uncertainties relating to: whether any future clinical trials of
TC-5619 that may be conducted will be sufficient to obtain approval for cognitive dysfunction in schizophrenia, residual phase schizophrenia or any other indication; the timing and success of submission, acceptance and approval of regulatory filings;
AstraZeneca’s discretion in determining whether to license TC-5619; whether a filing under the Hart-Scott-Rodino Antitrust
Improvements Act will be required in connection with any license of TC-5619 by AstraZeneca and, if so, whether all required clearances will be obtained; and the risks and uncertainties described in greater detail under the heading “Risk Factors” in
Targacept's most recent Annual Report on Form 10-K and in other filings that Targacept makes with the Securities and
Exchange Commission.  As a result of the risks and uncertainties, the results or events indicated by the forward-looking statements may not occur.  In addition, any market or industry statistics contained in this presentation are based on information available to Targacept that it believes to be reliable but has not independently verified.
All forward-looking statements included in this presentation speak only as of the date the presentation is made and should not be relied upon as representing Targacept's views as of any date after the presentation is made.  Targacept specifically disclaims any obligation to update any forward-looking statement, except as required by applicable law.
Cautionary Note re:
Forward-Looking Statements

Copyright © 2011 Targacept, Inc. – All rights reserved
Significant Unmet Medical Need:
“Residual Phase Schizophrenia”

Cognitive
Dysfunction
(CDS)
Negative
Symptoms
Dr. Tom Laughren has suggested the term “residual phase
schizophrenia” to encompass both CDS and negative symptoms.
Current antipsychotics have little effect against cognitive
dysfunction or negative symptoms.
These residual symptoms are a large unmet medical need.
1
Laughren and Levin 2011.  Schiz Bull. doi:10.1093/schbul/sbq162

Copyright © 2011 Targacept, Inc. – All rights reserved
TC-5619:
A Selective Alpha7 NNR Modulator
Promising preclinical results
Complete profile with repeat tox, genotox, reprotox, safety
pharmacology
Beneficial effects in preclinical models of memory and of sensory gating (schizophrenia)
Completed single and multiple ascending dose studies
Maximum tolerated dose between 406mg and 609mg (free base)
No clustering of AE signals through 406mg
Positive signal in Power of Attention measured at 6.8mg
Half-life 20-24 hrs
Phase 2 study objectives to assess the efficacy, safety and
tolerability  of TC-5619 as augmentation therapy to quetiapine or risperidone to improve cognition in stable outpatients with
schizophrenia

Copyright © 2011 Targacept, Inc. – All rights reserved
Key Inclusion/Exclusion Criteria
Male or female subjects ages 18 – 60 years
Stable outpatients with DSM-IV criteria for schizophrenia
Lack of psychiatric hospitalization for 2 months before Screening
On unchanged dose of quetiapine or risperidone for 2 months before
Screening
Score </= 4 on PANSS items of delusions, hallucinations, conceptual disorganization, unusual thought content at Screening and at Baseline
No other co-morbid Axis 1 or Axis 2 psychiatric disorder
No unstable medical disorder

Copyright © 2011 Targacept, Inc. – All rights reserved
Clinical Trial Design
Subjects enrolled at sites in India (12) and US (7)
Goal to enroll approximately 200 subjects with 120 to
complete
2 treatment cohorts
TC-5619 (1mg, 5mg, 25mg each for 4 weeks)
Placebo
Primary Outcome Measure: Change from Baseline (Day 1) in
Groton Maze Learning (GML) test score as a function of
treatment over 3 time points (Weeks 4, 8 and 12)
Pre-defined success: p < 0.10 (one-tailed) against the 3 time points
(Weeks 4, 8 and 12) using the Hochberg adjustment for multiplicity

Target for each cohort:
50% tobacco-users &
50% non-users

Copyright © 2011 Targacept, Inc. – All rights reserved
Clinical Trial Schematic

8 14
(F/U)
4 -4
TC-5619
1 mg
GML of CSB
CSB
Composite
SANS
CGI-I
CGI-S
SGI-Cog
Day 1
TC-5619
5 mg
TC-5619
25 mg
Placebo + quetiapine or risperidone Screening
12
WEEK
TC-5619 + quetiapine or risperidone

Copyright © 2011 Targacept, Inc. – All rights reserved
Demographics of Randomized Subjects
(N=185)

Placebo: n (%) TC-5619: n (%)
Variable 91 (49%) 94 (51%)
Age 36.3 yrs 36.3 yrs
Gender Male 63 (69%) 65 (69%)
Female 28 (31%) 29 (31%)
Race Asian 60 (66%) 61 (65%)
African-American 25 (28%) 26 (28%)
Hispanic / Latino 2 (2%) 1 (1%)
Caucasian 4 (4%) 6 (6%)
Tobacco status User 41 (45%) 45 (48%)
Non-user 50 (55%) 49 (52%)
BMI 24.9 25.0
Completed HS or above 60 (66%) 62 (66%)

Copyright © 2011 Targacept, Inc. – All rights reserved
Disposition of Subjects

Subjects Screened
N = 242
Randomized Placebo
N = 91
Randomized TC-5619
N = 94
Screen-Failed
N = 57
Discontinued
N = 13
Completed
N = 78 (86%)
Completed
N = 76 (81%)
Discontinued
N = 18
Reasons for placebo discontinuation
•
Adverse event: n = 3
•
Consent withdrawn: n = 2
•
Positive illicit drug screen: n = 1
•
Non-compliance: n = 3
•
Lost to follow-up: n = 2
•
Other: n = 2
Reasons for TC-5619 discontinuation
•
Adverse event: n = 4
•
Consent withdrawn: n = 7
•
Positive illicit drug screen: n = 3
•
Non-compliance: n = 0
•
Lost to follow-up: n = 3
•
Other: n = 1

Copyright © 2011 Targacept, Inc. – All rights reserved
TC-5619: Generally Well Tolerated -
Most Common Adverse Events

Adverse Event
(preferred term)
Placebo:  Subject N (%) TC-5619:  Subject N (%)
Constipation 2 (2%) 4 (4%)
Nausea 0 5 (5%)
(4 mild, 1 moderate)
Body temperature
increased
2 (2%) 3 (3%)
Decreased appetite 5 (5%) 4 (4%)
Somnolence 2 (2%) 3 (3%)
Schizophrenia 0 3 (3%)
Headache 2 (2%) 3 (3%)
Insomnia 0 3 (3%)

Copyright © 2011 Targacept, Inc. – All rights reserved
No Clinically Meaningful Changes or
Cohort Differences in Other Safety Measures

Both SAEs were deemed by the investigator to be unrelated to study drug:
gastritis (placebo); and acute exacerbation of schizophrenia (TC-5619)
several weeks after a subject stopped taking quetiapine
7 AEs leading to discontinuation (all deemed by the investigator to be unrelated to study drug ): 3 in placebo cohort and 4 in TC-5619 cohort
Physical exam, vital signs, clinical chemistry, hematology or urinalysis assessments unchanged from baseline
There were no abnormal involuntary movements as a function of treatment, assessed by AIMS
QTcF unchanged within and between cohorts after dosing began
No evidence of suicidality after treatment began as assessed by the
Columbia Suicide Severity Rating Scale
No signs of depression after treatment began as assessed by the Calgary
Depression Scale for Schizophrenia

Copyright © 2011 Targacept, Inc. – All rights reserved
Primary Outcome Measure: Groton Maze
Learning (GML)
All Patients GML (Total Error) LOG
Visit Treatment
Adjusted
Mean
Standard Error of
Adjusted Mean
Mean Difference ±
SE between
TC-5619 and Placebo
(Placebo-TC5619)
One-sided 90%
Confidence Interval
for
Mean Difference
One-sided P-
Value
Week 1 Placebo -0.02 0.01
TC-5619 -0.01 0.01
-0.01 ± 0.02
(-0.03 , )
0.6709
Week 4 Placebo 0.02 0.02
TC-5619 -0.03 0.02
0.05 ± 0.02
(0.02 , )
0.0180
Week 8 Placebo -0.02 0.02
TC-5619 -0.05 0.02
0.02 ± 0.02
(-0.00 , )
0.1308
Week12 Placebo -0.02 0.02
TC-5619 -0.06 0.02
0.04 ± 0.02
(0.01 , )
0.0405
Primary outcome measure, log (10) transformed due to skew, is statistically significant based on Hochberg adjustment for 3 comparisons (at Weeks 4, 8 and
12; one-sided p = 0.054)
CDS
0.8523
0.0143
0.0858
0.0016
Tobacco
users

Copyright © 2011 Targacept, Inc. – All rights reserved
Secondary Outcome Measure:
Negative Symptoms

TEST WEEK 4 WEEK 8 WEEK 12
SANS:
ALL SUBJECTS
0.255 0.118 0.015
SANS:
TOBACCO USERS
0.098 0.054 0.033
One-tailed p-values
This effect on the SANS was driven by statistically significant scores on 3 of 5 items:
Anhedonia
Avolition / Apathy
Affect
Negative
Symptoms

Copyright © 2011 Targacept, Inc. – All rights reserved
Secondary Outcome Measures:
Clinical and Subject Global Impressions

TEST WEEK 4 WEEK 8 WEEK 12
CGI-I
ALL SUBJECTS
TOBACCO USERS
0.049
0.047
0.253
0.075
0.150
0.189
SGI-COG
ALL SUBJECTS
TOBACCO USERS
0.428
0.607
0.491
0.313
0.046
0.109
CGI-S
ALL SUBJECTS
TOBACCO USERS
0.674
0.434
0.544
0.224
0.450
0.307
One-tailed p-values

Copyright © 2011 Targacept, Inc. – All rights reserved
CogState Item Scores

TEST WEEK 4 WEEK 8 WEEK 12
Composite score * 0.838 0.821 0.326
[0.098, tobacco users]
Detection  *
(psychomotor processing)
0.693 0.650 0.567
[0.265, tobacco users]
Identification  *
(attention)
0.311 0.111 0.063
[0.057, tobacco users]
1- Card Learning *
(visual learning)
0.660 0.899 0.841
[0.338, tobacco users]
1-Back  *
(working memory)
0.691 0.647 0.042
[0.020, tobacco users]
Int’l Shopping List
(verbal memory)
0.970 0.813 0.177
[0.027, tobacco users]
Social-Emotional Cognition *
0.259 0.217 0.546
[0.752, tobacco users]
One-tailed p-values
*Analyzed in dataset meeting integrity criteria predefined by CogState

Copyright © 2011 Targacept, Inc. – All rights reserved
Summary of Results
Statistically significant results favoring TC-5619 on:
GML primary outcome measure
executive function (objective measure)
SANS, CGI-I and SGI-Cog secondary outcome measures
negative symptoms - Week 12, and global improvement - Week 4
(clinician measures)
global cognitive improvement - Week 12 (subject measure)
Other CogState outcome measures
attention and working memory - Week 12 (objective measures)
These results were driven by tobacco users and often better in the
US
TC-5619 was generally well tolerated, without any clinically noteworthy changes in physical examination, vital signs, ECG, laboratory findings, or suicidality

Copyright © 2011 Targacept, Inc. – All rights reserved
Conclusion and Opportunity

Cognitive
Dysfunction
(CDS)
Negative
Symptoms
TC-5619 represents a novel mechanism with unique
potential to treat “residual phase schizophrenia”:
Cognitive dysfunction
Negative symptoms

Copyright ©2011 Targacept, Inc. – All rights reserved
ICOSR, April 2011
The Alpha7 Nicotinic Receptor Agonist TC-5619
had Beneficial Effects with Favorable
Tolerability in a Phase 2 Trial in Cognitive
Dysfunction in Schizophrenia
G Dunbar,  D Hosford,  JA Lieberman,  A Segreti